                                   EXHIBIT A

                                 ABS GROUP INC.
                       Consolidated Proforma Balance Sheet
                                December 31, 1996
                                   (Unaudited)


                                     ASSETS

                                               Future        Proforma
                                               Medical      Adjustments
                               ABS Group     Technologies    Increase          Proforma
                                 Inc.            Inc.        (Decrease)      Consolidation
                              ----------       --------       ---------      -------------
CURRENT ASSETS

  Cash                        $   63,955       $  2,022       $       -        $   65,977
  Accounts receivable             90,065         13,959         (73,731)           30,293
  Inventory                       40,675         47,317              --            87,992
  Prepaid expenses                    --          2,060              --             2,060
                              ----------       --------       ---------        ----------

   Total Current Assets          194,695         65,358         (73,731)          186,322
                              ----------       --------       ---------        ----------

PROPERTY AND
 EQUIPMENT - NET                  52,393         55,200              --           107,593
                              ----------       --------       ---------        ----------

OTHER ASSETS

  Patents/Intellectual
   property                      599,571        124,763              --           724,334
  Investment in joint
   venture                       698,953             --              --           698,953
  Deposits                            --         12,997              --            12,997
  Goodwill                            --             --         185,010           185,010
                              ----------       --------       ---------        ----------

     Total Other Assets        1,298,524        137,760         185,010         1,621,294
                              ----------       --------       ---------        ----------

    TOTAL ASSETS              $1,545,612       $258,318       $ 111,279        $1,915,209
                              ==========       ========       =========        ==========

       See Summary of Assumptions and Disclosures and Accountants' Report

                                 ABS GROUP INC.
                       Consolidated Proforma Balance Sheet
                                December 31, 1996
                                   (Unaudited)


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                          Future             Proforma
                                                          Medical           Adjustments
                                      ABS Group         Technologies          Increase         Proforma
                                        Inc.                 Inc.            (Decrease)       Consolidation
                                     ------------        -----------        -----------       -------------
CURRENT LIABILITIES

  Accounts payable                   $    245,807        $   163,319        $   (73,731)       $    335,395
                                     ------------        -----------        -----------        ------------

    Total Current Liabilities             245,807            163,319            (73,731)            335,395
                                     ------------        -----------        -----------        ------------

LONG-TERM DEBT

  Notes payable                                --             50,564            250,000             300,564
                                     ------------        -----------        -----------        ------------

    Total Liabilities                     245,807            213,883            176,269             635,959
                                     ------------        -----------        -----------        ------------

MINORITY INTEREST                         132,141                 --                 --             132,141
                                     ------------        -----------        -----------        ------------

STOCKHOLDERS' EQUITY
(DEFICIT)

  Common stock; par value
   $0.0001; 10,000,000 shares
   authorized; 3,293,935
   issued and outstanding                     329              1,804             (1,804)                329
  Additional paid-in capital           10,891,924          5,847,669         (5,166,042)         11,573,551
  Foreign currency translation                  8                 --                 --                   8
  Accumulated deficit                  (9,724,597)        (5,805,038)         5,102,856         (10,426,779)
                                     ------------        -----------        -----------        ------------

    Total Stockholders' Equity          1,167,664             44,435            (64,990           1,147,109
                                     ------------        -----------        -----------        ------------

    TOTAL LIABILITIES AND
     STOCKHOLDERS'
     EQUITY                          $  1,545,612        $   258,318        $   111,279        $  1,915,209
                                     ============        ===========        ===========        ============


       See Summary of Assumptions and Disclosures and Accountants' Report

                                 ABS GROUP INC.
                  Consolidated Proforma Statement of Operations
                                December 31, 1996
                                   (Unaudited)


                                          For the Year Ended December 31, 1996
                             ---------------------------------------------------------------
                                                 Future
                                                 Medical
                              ABS Group       Technologies      Proforma         Proforma
                                Inc.              Inc.         Adjustments     Consolidation
                             -----------        ---------      -----------     -------------
NET SALES                    $    17,812        $ 229,596        $     --        $   247,408

COST OF SALES                      5,209          240,719              --            245,928
                             -----------        ---------        --------        -----------

GROSS MARGIN                      12,603          (11,123)             --              1,480

EXPENSES                       1,287,116          490,298          20,557          1,797,971
                             -----------        ---------        --------        -----------

LOSS FROM OPERATIONS          (1,274,513)        (501,421)        (20,557)        (1,796,491)

OTHER INCOME (EXPENSE)          (105,237)        (180,206)             --           (285,443)
                             -----------        ---------        --------        -----------

NET LOSS                     $(1,379,750)       $(681,627)       $(20,557)       $(2,081,934)
                             ===========        =========        ========        ===========



       See Summary of Assumptions and Disclosures and Accountants' Report

                                 ABS GROUP INC.
                Statements of Assumptions and Disclosures for the
                       Consolidated Proforma Balance Sheet
                                December 31, 1996
                                   (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION

         ABS Group, Inc. (formerly Advanced Biological Systems, Inc.) was incorporated under the laws of the State of Delaware on October 3, 1988, discontinued operations during 1992, and was inactive until 1996. During 1996, the Company acquired FMT, MRUSA and MRPL. The Company is currently engaged in the production and sale of nutritional supplements.

         Marine Research USA (MRUSA) was incorporated in the State of Utah on November 6, 1996 for the purpose of facilitating the purchase of Marine Research Pty. Ltd. by ABS Group Inc. (formerly Advanced Biological Systems, Inc.) MRUSA owns 100% of the issued and outstanding stock of Marine Research Pty. Ltd.

         Marine Research Pty. Ltd. (MRPL) was incorporated under the laws of the State of Queensland Australia on February 22, 1991 under the name of Myalldeen Pty. Ltd. MRPL was inactive until November of 1996 when it was purchased by MRUSA. Since that time, MRPL has been engaged in the production and sale of registered therapeutic products in Australia and a nutritional supplement outside of Australia, the primary ingredient of which is Sea Cucumber.

         Future Medical Technologies, Inc. (FMT) was incorporated under the laws of the state of New Jersey on September 28, 1984 for the purpose of developing technology relating to microbiological testing of water, beverages and food.

PROFORMA TRANSACTIONS

         On December 31, 1996, the Company purchased FMT by assuming debt in the amount of $250,000 and by paying $73,731 in cash. The acquisition resulted in fixed assets being revalued to their fair market value of $55,200. The purchase of FMT resulted in the creation of goodwill of $205,566.

PROFORMA ADJUSTMENTS

         The proforma adjustments have been prepared under the purchase method of accounting for business combinations and all significant inter-company transactions have been eliminated. The proforma adjustments to record the merger of the companies under the purchase method of accounting for business combinations are:

         1) Acquisition of FMT through assumption of note payable of $250,000:

                            Notes Payable       $(250,000)
                            Fixed assets           44,434
                            Goodwill              205,566
                                                ---------

                            Total               $      --
                                                =========

                                 ABS GROUP INC.
                Statements of Assumptions and Disclosures for the
                       Consolidated Proforma Balance Sheet
                                December 31, 1996
                                   (Unaudited)


PROFORMA ADJUSTMENTS (continued)

      2) Eliminate the common stock of FMT:

                                       Common stock                     $ 1,804
                                       Additional paid-in capital        (1,804)
                                                                        -------

                                             Total                      $    --
                                                                        =======

      3) Eliminate accumulated deficit of FMT:

                                   Accumulated Deficit              $(5,123,412)
                                   Additional paid-in capital         5,123,412

                                         Total                      $        --
                                                                    ===========

      4) Record amortization of goodwill:

                                             Goodwill                  $(20,557)
                                             Accumulated Deficit         20,557
                                                                       --------

                                                  Total                $     --
                                                                       ========

      5) Eliminate intercompany accounts:

                                             Accounts receivable       $(73,731)
                                             Accounts payable            73,731
                                                                       --------

                                             Total                     $     --
                                                                       ========